Exhibit 31.1

CHIEF EXECUTIVE OFFICER’S

CERTIFICATION UNDER

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Hany Massarany, President and Chief Executive Officer of the registrant, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of GenMark Diagnostics, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ HANY MASSARANY
Hany Massarany
President and Chief Executive Officer

April 18, 2013